UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2012

Date of Report

(Date of earliest event reported)

WIZZARD SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	001-33935	87-0609860
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

5001 Baum Boulevard, Suite 770

Pittsburgh, Pennsylvania 15213

(Address of principal executive offices)

(412) 621-0902

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 5, 2012, Wizzard Software Corporation, a Colorado corporation (“Wizzard” or the “Company”), executed a Share Exchange Agreement (the “Agreement”) with Universal Entertainment Group Limited, a British Virgin Islands company (“UEG”); Digital Entertainment International Ltd., a company incorporated under the law of the Hong Kong Special Administrative Region that is 100% owned by UEG (“Digital HKCO”); Beijing Dingtai Guanqun Culture Co. Ltd., a company incorporated under the law of the People’s Republic of China (the “PRC”) that is 100% owned by Digital HKCO (the “WOFE”); Beijing FAB Culture Co., Ltd., a company that is incorporated under the law of the PRC (“FAB Culture”); and Beijing FAB Digital Entertainment Products Co., Ltd., a company organized under the laws of the PRC (“FAB Digital” and together with FAB Culture the “VIE Entities”).  The Digital HKCo, the WOFE and the VIE Entities shall be collectively referred to herein as the “FAB Companies.”

Under the terms of the Agreement, the parties agreed that Wizzard shall acquire from UEG all of the issued and outstanding shares of Digital HKCo’s capital stock in exchange for a number of “unregistered” and “restricted” shares of Wizzard’s common stock that is equal to 49% of the issued and outstanding common stock of Wizzard immediately following the Closing on a fully-diluted basis (the “Initial Company Shares”).  The Initial Company Shares will be subject to the terms of a Voting Agreement, to be effective at Closing, which will assign to the Company’s Board of Directors the right to vote all of the Initial Company Shares for a period of eight (8) consecutive and complete reporting quarters of the Company after the Closing, provided, however, that:

(i)  if Digital HKCo and the VIE Entities successfully complete all of certain Corporate Governance Objectives for two (2) consecutive and complete reporting quarters after the Closing, the Company’s Board of Directors will release the voting rights to 50% of the Initial Company Shares held by UEG at such time;

(ii)  upon successful completion of all of the Corporate Governance Objectives for six (6) consecutive and complete  reporting quarters after the Closing, the Company’s Board of Directors will release the voting rights to another 25% of the Initial Company Shares held by UEG at such time; and

(iii) upon the successful completion of all of the Corporate Governance Objectives for eight (8) consecutive and complete reporting quarters after the Closing, the Company’s Board of Directors will release the voting rights to the remaining Initial Company Shares held by UEG at such time.

As additional consideration for the Digital HKCo shares, Wizzard will issue at the Closing 290 shares of its Series B Convertible Preferred Stock (the “Preferred Stock”).  The Preferred Stock will have no dividend rights or voting rights or the right to receive any assets of the Company upon liquidation, dissolution or winding up.  The Preferred Stock shall be convertible into shares of the Company’s common stock in three (3) tranches upon the occurrence of the following conversion events:

(i) upon the successful completion of the Corporate Governance Objectives for the four (4) consecutive and complete reporting quarters of the Company immediately following the Closing, UEG or its lawful designees shall have the right to convert the first tranche of 210 shares of Preferred Stock into shares of the Company’s common stock;

(ii) upon the successful completion of:  (a) all of the Corporate Governance Objectives for the four (4) consecutive and complete reporting quarters of the Company immediately following the Closing; and (b)  a Revenue Objective requiring that the FAB Companies receive sales revenues of at least US$60,000,000 and net income of US$12,000,000 in fiscal year 2011, UEG or its lawful designees shall have the right to convert the second tranche of 40 shares of Preferred Stock into shares of the Company’s common stock; and

(iii) upon the successful completion of (a) all of the Corporate Governance Objectives for the six (6) consecutive and complete reporting quarters of the Company immediately following the Closing; and (b)  a Revenue Objective requiring that the FAB Companies receive sales revenues of at least US$70,000,000 and net income of US$14,000,000 in fiscal year 2012, UEG or its lawful designees shall have the right to convert the third tranche of 40 shares of Preferred Stock into shares of the Company’s common stock.

Upon the occurrence of each conversion event, the three tranches of Preferred Stock will be convertible into a number of shares of common stock that will bring the overall equity position of the Company of the holders of the Initial Company Shares, the Preferred Stock and the common stock issuable upon conversion of the Preferred Stock, on a fully diluted basis as of the date of Closing, to 70%, 74% and 78%, respectively.  The precise number of common shares issuable upon conversion of each tranche of Preferred Stock will be determined at Closing, based on the total number of issued and outstanding shares of the Company’s common stock on a fully diluted basis at that time.  The Company will deliver to UEG at Closing a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock as filed with the Colorado Secretary of State.

Fifty percent of the Initial Company Shares (the “Lock-up Shares”) will be subject to the terms of a Lock-up Agreement by which UEG will agree not to transfer,

sell, hypothecate or gift such Lock-up Shares for a period of 12 months following the Closing date.  In addition, during the first 24 months after the Closing, Digital HKCo and each of its permitted transferees or designees will have piggyback registration rights with respect to all Initial Company shares that are not then subject to the restrictions of the Lock-up Agreement or the Voting Agreement, and all Company shares that have been issued upon conversion of Preferred Stock to cause such shares to be included in (i) any registration statement that the Company files with the Securities and Exchange Commission to register under the Securities Act of 1933, as amended, common shares held by any person who was a stockholder of the Company at the time of Closing (or any transferee thereof); or (ii) any other registration statement filed by the Company so long as a majority of the Company’s Board of Directors has made a good faith determination that such piggyback registration will not significantly prejudice the Company’s ability to raise capital.

The Agreement further provides that Wizzard’s Board of Directors will consist of its four current directors and two new members to be appointed by UEG and the FAB Companies prior to or at the Closing, with one of such new members to be designated Chairman.

The Closing of the Agreement is subject to usual and customary closing conditions, and is scheduled to take place not more than 120 days after the execution date.  In addition, prior to the Closing, the Company must obtain stockholder approval of the transaction; complete the “spin-off” of its home healthcare operations through a special dividend to its current stockholders (which shall not include UEG); and amend its Articles of Incorporation to change its name to a name to be agreed upon by the parties.  In addition, prior to the Closing, the FAB Companies must have completed a restructuring pursuant to a Restructuring Plan attached as Exhibit F to the Agreement.

A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit hereto which is incorporated by reference.

Item 7.01  Regulation FD Disclosure.

See the Press Release dated April 10, 2012, Exhibit 99.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

None; not applicable.

(b)  Pro forma financial information.

None; not applicable.

(c)  Shell company transactions.

None; not applicable.

(d)  Exhibits.

Exhibit No.

Description

10.1

Share Exchange Agreement

Exhibit A – Form of Voting Agreement

Exhibit B – Form of Certificate of Designation of

        Preferred Stock

Exhibit C – Chart of Share Distribution (to be

        furnished prior to Closing)

Exhibit D -  Disclosure Schedules (to be furnished

        within 60 days of execution date of

        Agreement)

Exhibit E – Form of Lock-up Agreement

Exhibit F – Restructuring Plan

Exhibits G-1 and G-2 – Legal Opinions (subject to

       finalization)

Exhibit H – Amended VIE Contracts (subject to

        finalization)

Exhibit I – Labor Contract, Non-compete,

      Confidentiality and Proprietary

      Information Agreements (subject to

      finalization)

Exhibit J – Matters requiring approval of Board of

       Director of the Company

99

Press Release dated April 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION,

a Colorado corporation

Dated:  4/9/2012

By /s/ Christopher J. Spencer

Christopher J. Spencer, President